UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08518
GAMCO Gold Fund, Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
GAMCO Gold Fund, Inc.
Annual Report
December 31, 2009
Caesar Bryan
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     For the year ended December 31, 2009, the GAMCO Gold Fund (the “Fund”) (Class AAA) net asset value (“NAV”) per share rose 52.14% compared with gains of 51.10% and 36.62% for the Lipper Gold Fund Average and the Philadelphia Gold and Silver Index, respectively.
     As has been evidenced by India’s purchase of 200 tons of gold from the IMF, a sea change has occurred among central bank attitudes towards gold. Central banks are no longer net sellers of gold and have instead largely changed course. It is now apparent that central bankers are beginning to recognize the value in holding an asset which is no one else’s liability.
     This demand from central banks, along with continued demand from investors seeking to own an asset which will retain its value during inflationary times, should continue to bolster the gold price. Although the stocks of many gold and natural resource companies are at their fifty-two week highs, we feel that many remain undervalued in an environment of steady or rising future commodity prices. As gold and metals companies begin to generate significant cash flow, we are encouraging them to return cash to shareholders in the form of increased dividends. As this begins to occur, we feel that the equities of metals producers will become a more attractive alternative to holding the physical metal.

     Randgold Resources Ltd., the Fund’s largest holding (13.1% of net assets as of December 31, 2009) contributed to the Fund’s positive performance in 2009 Randgold Resources is a gold mining company with operations and development opportunities focused in West Africa Additional selected holdings that contributed to the Fund’s positive performance for the year were Freeport-McMoRan Copper & Gold Inc (4.0%), Fresnillo (3.3%), Kingsgate Consolidated Ltd (1.5%), and SEMAFO (1.1%) SEMAFO is also a West African focused gold miner with operations in Guinea, Niger, and Burkina Faso Some of our weaker performing stocks during the year were Kinross Gold Corp (5.6%) and Royal Gold Inc (1.3%).
Sincerely yours,

Bruce N. Alpert
President
February 19, 2010
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO GOLD FUND
CLASS AAA SHARES, THE LIPPER GOLD FUND AVERAGE,
THE PHILADELPHIA GOLD AND SILVER INDEX, AND THE S&P 500 INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

										Since
										Inception
	Quarter		1 Year		3 Year		5 Year		10 Year	(7/11/94)
GAMCO Gold Fund Class AAA	5.01%		52.14%		10.58%		19.05%		20.29%	9.35%
Philadelphia Gold and Silver Index	1.87		36.62		6.64		12.25		10.95	3.74
Lipper Gold Fund Average	7.46		51.10		9.48		17.32		18.53	5.74
S&P 500 Index	6.04		26.47		(5.62)		0.42		(0.95)	8.03
Class A	4.96		52.10		10.58		19.05		20.29	9.36
	(1.07	)(b)	43.35	(b)	8.42	(b)	17.65	(b)	19.58 (b)	8.94 (b)
Class B	4.76		50.97		9.75		18.14		19.64	8.97
	(0.24	)(c)	45.97	(c)	8.91	(c)	17.93	(c)	19.64	8.97
Class C	4.77		50.95		9.76		18.15		19.66	8.99
	3.77	(d)	49.95	(d)	9.76		18.15		19.66	8.99
Class I Shares	5.04		52.46		10.77		19.18		20.35	9.39
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.44%, 1.44%, 2.19%, 2.19%, and 1.20%, respectively. See page 10 for the expense ratios for the year ended December 31, 2009. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 23, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.The S&P 500 Index is an unmanaged indicator of stock market performance. The Philadelphia Gold and Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Gold Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested.You cannot invest directly in an index.

(b)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV at the time of purchase or sale, whichever is lower.

GAMCO Gold Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2009 through December 31, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/09	12/31/09	Ratio	Period*

GAMCO Gold Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,239.20	1.45%	$8.18
Class A	$1,000.00	$1,239.30	1.45%	$8.18
Class B	$1,000.00	$1,234.30	2.20%	$12.39
Class C	$1,000.00	$1,234.60	2.20%	$12.39
Class I	$1,000.00	$1,240.50	1.20%	$6.78
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.90	1.45%	$7.37
Class A	$1,000.00	$1,017.90	1.45%	$7.37
Class B	$1,000.00	$1,014.12	2.20%	$11.17
Class C	$1,000.00	$1,014.12	2.20%	$11.17
Class I	$1,000.00	$1,019.16	1.20%	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2009:
GAMCO Gold Fund, Inc.

North America	54.8%
United Kingdom	18.8%
Australia	13.4%
South Africa	11.6%
Latin America	1.6%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Gold Fund, Inc.
Schedule of Investments — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 100.0%
	METALS AND MINING — 100.0%
	Australia — 13.4%
650,000	Andean Resources Ltd.†	$941,626	$1,518,037
3,569,000	Centamin Egypt Ltd.†	3,935,579	7,098,073
1,010,000	Kingsgate Consolidated Ltd.	3,099,586	8,355,580
8,800,000	Lihir Gold Ltd.	9,103,006	25,926,990
805,250	Newcrest Mining Ltd.	9,647,147	25,554,651
6,000,000	PanAust Ltd.†	1,123,263	3,045,056
700,000	Silver Lake Resources Ltd.†	293,772	666,499
41,525,000	Tanami Gold NL†	1,417,053	2,685,578

		29,561,032	74,850,464

	Latin America — 1.6%
264,800	Compania de Minas Buenaventura SA, ADR	3,269,454	8,862,856

	North America — 54.6%
371,000	Agnico-Eagle Mines Ltd., New York	4,862,438	20,034,000
291,231	Agnico-Eagle Mines Ltd., Toronto	2,565,728	15,850,140
49,800	Anatolia Minerals Development Ltd., New York†	163,969	144,430
330,000	Anatolia Minerals Development Ltd., Toronto†	1,024,411	959,220
180,000	Axmin Inc.†	44,957	14,629
2,300,000	Axmin Inc.† (a)(b)	1,034,182	186,930
312,400	Barrick Gold Corp., New York	9,289,109	12,302,312
182,661	Barrick Gold Corp., Toronto	4,839,575	7,241,120
200,900	Comaplex Minerals Corp.†	787,768	1,344,648
150,000	Detour Gold Corp.†	1,713,017	2,564,421
601,333	Eldorado Gold Corp., CDI†	7,876,241	8,410,063
754,900	Eldorado Gold Corp., New York†	1,623,064	10,696,933
145,000	Eldorado Gold Corp., Toronto†	555,596	2,068,557
467,500	Eldorado Gold Corp., Toronto† (a)	1,040,162	6,669,312
125,000	Franco-Nevada Corp., New York	2,461,226	3,358,512
155,000	Franco-Nevada Corp., Toronto	4,573,990	4,164,555
473,000	Franco-Nevada Corp., Toronto (c)	9,568,624	12,708,610
279,500	Freeport-McMoRan Copper & Gold Inc.†	4,710,846	22,441,055
25,000	Gammon Gold Inc., New York†	109,228	275,250
225,000	Gammon Gold Inc., Toronto†	1,390,002	2,497,729
333,150	Goldcorp Inc., New York	2,591,636	13,106,121
695,058	Goldcorp Inc., Toronto	3,282,684	27,480,660
500,000	Golden Queen Mining Co. Ltd.†	279,474	458,957
1,500,000	Golden Queen Mining Co. Ltd.†	974,222	1,376,870
1,500,000	Golden Queen Mining Co. Ltd.† (a)(b)	656,888	1,376,871
250,000	Greystar Resources Ltd.†	1,115,936	1,395,994
452,000	IAMGOLD Corp., New York	3,131,462	7,069,280
54,000	IAMGOLD Corp., Toronto	548,689	852,455
100,000	International Tower Hill Mines Ltd.†	261,919	717,120
250,000	Keegan Resources Inc.† (d)	797,981	1,584,835
300,000	Keegan Resources Inc.† (c)(d)	612,511	1,806,712
1,135,000	Kinross Gold Corp., New York	10,421,159	20,884,000
535,949	Kinross Gold Corp., Toronto	3,625,028	9,926,215
150,000	MAG Silver Corp.†	857,452	903,571
1,800,000	Nayarit Gold Inc.† (a)(b)	998,020	860,544
610,071	Newmont Mining Corp.	24,819,724	28,862,459
200,000	Odyssey Resources Ltd.† (a)(b)	177,352	40,159
500,000	Odyssey Resources Ltd.† (a)(b)	244,242	100,397
405,000	Osisko Mining Corp.†	1,742,900	3,276,091
120,000	Osisko Mining Corp.† (a)(b)(d)	817,996	970,694
580,000	Red Back Mining Inc.†	4,185,007	8,318,592
500,000	Romarco Minerals Inc.†	543,703	836,640
150,000	Royal Gold Inc.	6,540,388	7,065,000
900,000	SEMAFO Inc.†	1,945,553	3,812,210
600,000	SEMAFO Inc.† (a)	970,533	2,541,474
4,100,000	Wesdome Gold Mines Ltd.	6,040,214	9,016,589
1,109,390	Yamana Gold Inc., New York	7,493,401	12,624,858
243,444	Yamana Gold Inc., Toronto	1,275,154	2,770,393

		147,185,361	303,968,187

	South Africa — 11.6%
399,000	AngloGold Ashanti Ltd., ADR	13,132,659	16,031,820
1,918,249	Gold Fields Ltd., ADR	24,843,412	25,148,244
300,000	Harmony Gold Mining Co. Ltd., ADR	2,798,934	3,051,000
170,000	Impala Platinum Holdings Ltd.	1,859,022	4,675,921
456,000	Impala Platinum Holdings Ltd., ADR	2,553,975	12,448,800
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	3,998,630	3,394,347

		49,186,632	64,750,132

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Schedule of Investments (Continued) — December 31, 2009

				Market
Shares			Cost	Value
		COMMON STOCKS (Continued)
		METALS AND MINING (Continued)
		United Kingdom — 18.8%
37,500		Avnel Gold Mining Ltd.†	$15,947	$5,737
300,000		Avnel Gold Mining Ltd.† (a)(b)	255,864	45,896
500,000		Avnel Gold Mining Ltd.† (a)(b)	170,242	81,274
1,361,000		Cluff Gold plc†	1,669,014	1,395,909
1,445,500		Fresnillo plc	14,237,904	18,491,342
2,140,152		Hochschild Mining plc	13,582,740	11,815,220
922,200		Randgold Resources Ltd., ADR	5,393,111	72,964,464

			35,324,822	104,799,842

		TOTAL COMMON STOCKS	264,527,301	557,231,481

		WARRANTS — 0.2%
		North America — 0.2%
500,000		Axmin Inc., expire 06/19/10† (a)(b)(d)	0	168
62,500		Franco-Nevada Corp., expire 03/13/12† (b)(c)(d)	400,665	170,260
87,500		Franco-Nevada Corp., expire 06/16/17† (c)	0	552,182
4,900		Goldcorp Inc., expire 06/09/11†	41,160	34,300
384,600		Great Basin Gold Ltd., expire 10/15/10†	0	161,805
50,015		Kinross Gold Corp., expire 09/03/13†	160,892	189,855
1,800,000		Nayarit Gold Inc., expire 07/25/10† (a)(b)(d)	0	21,181
495,000		New Gold Inc., expire 04/03/12† (a)(d)	108,702	16,565

		TOTAL WARRANTS	711,419	1,146,316

		GOLD BULLION — 0.0%
		North America — 0.0%
1	(e)	Gold Bullion†	637	790

		TOTAL INVESTMENTS — 100.2%	$265,239,357	558,378,587

		Other Assets and Liabilities (Net) — (0.2)%		(1,073,668)

		NET ASSETS — 100.0%		$557,304,919

(a)	At December 31, 2009, the Fund held investments in restricted securities amounting to $12,911,465 or 2.32% of net assets, which were valued under methods approved by the Board of Directors as follows (except as noted in (b), these securities are liquid):

				12/31/09
				Carrying
Acquisition		Acquisition	Acquisition	Value
Shares	Issuer	Date	Cost	Per Unit
800,000	Avnel Gold Mining Ltd.	11/23/05	$426,106	$0.1590
2,300,000	Axmin Inc.	12/20/02	1,034,182	0.0813
500,000	Axmin Inc., Warrants expire 06/19/10	06/26/08	—	0.0003
467,500	Eldorado Gold Corp., Toronto	02/25/03	1,040,162	14.2659
1,500,000	Golden Queen Mining Co. Ltd.	05/24/02	656,888	0.9179
1,800,000	Nayarit Gold Inc.	07/14/08	998,020	0.4781
1,800,000	Nayarit Gold Inc., Warrants expire 07/25/10	07/14/08	—	0.0118
495,000	New Gold Inc., Warrants expire 04/03/12	03/09/07	108,702	0.0335
500,000	Odyssey Resources Ltd.	10/20/05	244,242	0.2008
200,000	Odyssey Resources Ltd.	10/23/06	177,352	0.2008
120,000	Osisko Mining Corp.	10/30/07	817,996	8.0891
600,000	SEMAFO Inc.	12/07/05	970,533	4.2358

(b)	Illiquid security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of Rule 144A securities amounted to $15,237,764 or 2.73% of net assets.

(d)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $4,570,415 or 0.82% of net assets.

(e)	Share amount reported in ounces.

†	Non-income producing security.

ADR American Depositary Receipt

CDI Chess Depository Interests

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	54.6%	$305,115,293
Europe	18.8	104,799,842
Asia/Pacific	13.4	74,850,464
South Africa	11.6	64,750,132
Latin America	1.6	8,862,856

	100.0%	$558,378,587

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments, at value (cost $265,239,357)	$558,378,587
Receivable for investments sold	6,841,409
Receivable for Fund shares sold	556,727
Dividends receivable	49,251
Prepaid expenses	56,258

Total Assets	565,882,232

Liabilities:
Payable to custodian	2,585
Payable for Fund shares redeemed	1,068,190
Payable for investment advisory fees	493,478
Payable for distribution fees	130,030
Payable for accounting fees	11,250
Line of credit payable	6,594,000
Other accrued expenses	277,780

Total Liabilities	8,577,313

Net Assets applicable to 18,606,386 shares outstanding	$557,304,919

Net Assets Consist of:
Paid-in capital	$280,789,659
Accumulated distributions in excess of net investment income	(13,621,834)
Accumulated net realized loss on investments and foreign currency transactions	(3,002,173)
Net unrealized appreciation on investments	293,139,230
Net unrealized appreciation on foreign currency translations	37

Net Assets	$557,304,919

Shares of Capital Stock:
Class AAA:
Net Asset Value, offering, and redemption price per share ($520,593,788 ÷ 17,373,004 shares outstanding, at $0.001 par value; 375,000,000 shares authorized)	$29.97

Class A:
Net Asset Value and redemption price per share ($15,457,587 ÷ 515,911 shares outstanding, at $0.001 par value; 250,000,000 shares authorized)	$29.96

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$31.79

Class B:
Net Asset Value and offering price per share ($1,682,071 ÷ 57,190 shares outstanding, at $0.001 par value; 125,000,000 shares authorized)	$29.41	(a)

Class C:
Net Asset Value and offering price per share ($11,291,449 ÷ 384,870 shares outstanding, at $0.001 par value; 125,000,000 shares authorized)	$29.34	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($8,280,024 ÷ 275,411 shares outstanding, at $0.001 par value; 125,000,000 shares authorized)	$30.06

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $146,896)	$2,525,797
Interest	1,259

Total Investment Income	2,527,056

Expenses:
Investment advisory fees	4,776,268
Distribution fees — Class AAA	1,120,413
Distribution fees — Class A	39,781
Distribution fees — Class B	15,327
Distribution fees — Class C	81,860
Shareholder services fees	330,382
Shareholder communications expenses	195,864
Custodian fees	123,159
Registration expenses	76,676
Directors’ fees	65,000
Legal and audit fees	59,667
Accounting fees	45,000
Interest expense	16,855
Miscellaneous expenses	75,945

Total Expenses	7,022,197

Net Investment Loss	(4,495,141)

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	12,431,470
Net realized gain on foreign currency transactions	16,553

Net realized gain on investments and foreign currency transactions	12,448,023

Net change in unrealized appreciation:
on investments	187,971,541
on foreign currency translations	45

Net change in unrealized appreciation on investments and foreign currency translations	187,971,586

Net Realized and Unrealized Gain on Investments and Foreign Currency	200,419,609

Net Increase in Net Assets Resulting from Operations	$195,924,468

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment loss	$(4,495,141)	$(2,013,485)
Net realized gain/(loss) on investments and foreign currency transactions	12,448,023	(4,514,599)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	187,971,586	(171,347,851)

Net Increase/(Decrease) in Net Assets Resulting from Operations	195,924,468	(177,875,935)

Distributions to Shareholders:
Net investment income
Class AAA	(8,636,873)	—
Class A	(249,347)	—
Class B	(17,227)	—
Class C	(134,063)	—
Class I	(153,719)	—

	(9,191,229)	—

Total Distributions to Shareholders	(9,191,229)	—

Capital Share Transactions:
Class AAA	(21,503,232)	51,982,328
Class A	(3,046,414)	1,101,190
Class B	(230,422)	(928,050)
Class C	2,347,945	(517,044)
Class I	6,013,293	1,497,291

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(16,418,830)	53,135,715

Redemption Fees	56,008	132,323

Net Increase/(Decrease) in Net Assets	170,370,417	(124,607,897)

Net Assets:
Beginning of period	386,934,502	511,542,399

End of period (including undistributed net investment income of $0 and $0, respectively)	$557,304,919	$386,934,502

See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

															Ratios to Average Net Assets/
		Income from Investment Operations			Distributions										Supplemental Data
	Net Asset		Net Realized and	Total			Net					Net Asset		Net Assets
Period	Value,	Net	Unrealized	from	Net		Realized					Value,		End of	Net			Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment		Gain on	Return of	Total	Redemption		End of	Total	Period	Investment		Operating	Turnover
December 31	of Period	Loss(a)	Investments	Operations	Income		Investments	Capital	Distributions	Fees(a)		Period	Return†	(in 000’s)	Loss		Expenses(b)	Rate††
Class AAA
2009	$20.03	$(0.23)	$10.67	$10.44	$(0.50)		—	—	$(0.50)	$0.00	(c)	$29.97	52.1%	$520,594	(0.93)%		1.46%	7%
2008	28.11	(0.10)	(7.99)	(8.09)	—		—	—	—	0.01		20.03	(28.7)	366,855	(0.39)		1.44	10
2007	24.98	(0.15)	6.29	6.14	(0.68)		$(2.27)	$(0.06)	(3.01)	0.00	(c)	28.11	24.7	484,172	(0.56)		1.46	12
2006	20.80	(0.06)	6.77	6.71	(0.49)		(2.04)	—	(2.53)	0.00	(c)	24.98	32.4	419,724	(0.24)		1.47	12
2005	16.00	(0.07)	5.45	5.38	(0.12)		(0.46)	—	(0.58)	0.00	(c)	20.80	33.6	333,104	(0.44)		1.52	4
Class A
2009	$20.02	$(0.23)	$10.66	$10.43	$(0.49)		—	—	$(0.49)	$0.00	(c)	$29.96	52.1%	$15,458	(0.92)%		1.46%	7%
2008	28.09	(0.09)	(7.99)	(8.08)	—		—	—	—	0.01		20.02	(28.7)	11,752	(0.37)		1.44	10
2007	24.95	(0.14)	6.28	6.14	(0.67)		$(2.27)	$(0.06)	(3.00)	0.00	(c)	28.09	24.8	15,116	(0.54)		1.46	12
2006	20.79	(0.06)	6.77	6.71	(0.51)		(2.04)	—	(2.55)	0.00	(c)	24.95	32.4	17,489	(0.22)		1.47	12
2005	15.97	(0.07)	5.43	5.36	(0.08)		(0.46)	—	(0.54)	0.00	(c)	20.79	33.6	6,739	(0.47)		1.54	4
Class B
2009	$19.68	$(0.41)	$10.44	$10.03	$(0.30)		—	—	$(0.30)	$0.00	(c)	$29.41	51.0%	$1,682	(1.67)%		2.21%	7%
2008	27.82	(0.30)	(7.85)	(8.15)	—		—	—	—	0.01		19.68	(29.3)	1,314	(1.17)		2.19	10
2007	24.77	(0.35)	6.21	5.86	(0.49)		$(2.27)	$(0.05)	(2.81)	0.00	(c)	27.82	23.8	2,785	(1.30)		2.21	12
2006	20.65	(0.25)	6.69	6.44	(0.28)		(2.04)	—	(2.32)	0.00	(c)	24.77	31.3	2,481	(1.00)		2.22	12
2005	15.93	(0.19)	5.37	5.18	(0.00	)(c)	(0.46)	—	(0.46)	0.00	(c)	20.65	32.6	2,100	(1.19)		2.27	4
Class C
2009	$19.67	$(0.42)	$10.44	$10.02	$(0.35)		—	—	$(0.35)	$0.00	(c)	$29.34	51.0%	$11,291	(1.68)%		2.21%	7%
2008	27.79	(0.28)	(7.85)	(8.13)	—		—	—	—	0.01		19.67	(29.2)	5,892	(1.12)		2.19	10
2007	24.72	(0.34)	6.18	5.84	(0.46)		$(2.27)	$(0.04)	(2.77)	0.00	(c)	27.79	23.8	9,469	(1.30)		2.21	12
2006	20.64	(0.25)	6.71	6.46	(0.34)		(2.04)	—	(2.38)	0.00	(c)	24.72	31.4	9,469	(0.99)		2.22	12
2005	15.92	(0.19)	5.37	5.18	—		(0.46)	—	(0.46)	0.00	(c)	20.64	32.6	5,145	(1.19)		2.27	4
Class I
2009	$20.09	$(0.19)	$10.73	$10.54	$(0.57)		—	—	$(0.57)	$0.00	(c)	$30.06	52.5%	$8,280	(0.68)%		1.21%	7%
2008 (d)	31.71	(0.03)	(11.60)	(11.63)	—		—	—	—	0.01		20.09	(36.6)	1,122	(0.13	)(e)	1.20 (e)	10

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sale charges. Total return excluding the effect of the contribution from the Fund’s Adviser of $380,000 for the year ended December 31, 2006 was 32.3%, 32.3%, 31.1%, and 31.3% for Class AAA, Class A, Class B, and Class C Shares, respectively. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund incurred interest expense during the years ended December 31, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.43%, 1.44%, 1.44%, and 1.50% (Class AAA), 1.43%, 1.44%, 1.44%, and 1.51% (Class A), 2.17%, 2.19%, 2.19%, and 2.25% (Class B), 2.18%, 2.19%, 2.19%, and 2.25% (Class C), and 1.18% (Class I), respectively. For the year ended December 31, 2009, the effect of the interest expense was minimal.

(c)	Amount represents less than $0.005 per share.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008

(e)	Annualized.
See accompanying notes to financial statements.

GAMCO Gold Fund, Inc.
Notes to Financial Statements
1. Organization. GAMCO Gold Fund, Inc. (the “Fund”) was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on July 11, 1994.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
North America	$300,841,974	$3,126,213	—	$303,968,187
Other Countries (a)	253,263,294	—	—	253,263,294

Total Common Stocks	554,105,268	3,126,213	—	557,231,481

Warrants:
North America	385,960	760,188	$168	1,146,316
Gold Bullion:
North America	790	—	—	790

TOTAL INVESTMENTS IN SECURITIES	$554,492,018	$3,886,401	$168	$558,378,587

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	12/31/09	at 12/31/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
North America	$761,847	$—	$—	—	$—	$(761,847)	—	—
Warrants:
North America	528,233	—	—	$(22,158)	—	(505,907)	$168	$(22,158)

TOTAL INVESTMENTS IN SECURITIES	$1,290,080	$—	$—	$(22,158)	$—	$(1,267,754)	$168	$(22,158)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.
Concentration Risks. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions, deemed distributions on shareholder redemptions, and reclassifications of capital gains on passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund including deemed distributions on shareholder redemptions. For the year ended December 31, 2009, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,626,106 and decrease accumulated net realized gain on investments and foreign currency transactions by $5,213,871, with an offsetting adjustment to additional paid in capital.
The tax character of distributions paid during the year ended December 31, 2009 was $9,191,229 of ordinary income. No distributions were made during the year ended December 31, 2008.
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
At December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,939,972)
Net unrealized appreciation on investments and foreign currency translations	279,455,232

Total	$276,515,260

At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $2,939,972, which are available to reduce future required distributions of net capital gains to shareholders through 2016.
During the year ended December 31, 2009, the Fund utilized capital loss carryforwards of $7,098,440.
At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on passive foreign investment companies.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$278,923,392	$297,803,511	$(18,348,316)	$279,455,195
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
If total net assets of the Fund are in excess of $100 million, the Fund pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. If total net assets of the Fund are below $100 million, the Fund pays each Independent Director an annual retainer of $1,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
attended and the Chairman of the Audit Committee and the Lead Director each receive a $1,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $34,637,148 and $69,816,919, respectively.
6. Transactions with Affiliates. During the year ended December 31, 2009, Gabelli & Company informed the Fund that it retained $30,720 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2009, borrowings outstanding under the line of credit amounted to $6,594,000.
The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2009 was $2,130,616 with a weighted average interest rate of 1.14%. The maximum amount borrowed at any time during the year ended December 31, 2009 was $22,139,000.
8. Capital Stock. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2009 and December 31, 2008 amounted to $56,008 and $132,323, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008*
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	6,547,649	$164,203,276	9,961,069	$256,862,465
Shares issued upon reinvestment of distributions	279,871	8,390,543	—	—
Shares redeemed	(7,765,812)	(194,097,051)	(8,875,283)	(204,880,137)

Net increase/(decrease)	(938,292)	$(21,503,232)	1,085,786	$51,982,328

Class A
Shares sold	356,155	$8,673,069	253,276	$6,177,466
Shares issued upon reinvestment of distributions	7,432	222,724	—	—
Shares redeemed	(434,720)	(11,942,207)	(204,448)	(5,076,276)

Net increase/(decrease)	(71,133)	$(3,046,414)	48,828	$1,101,190

Class B
Shares sold	212	$4,110	770	$15,441
Shares issued upon reinvestment of distributions	307	9,037	—	—
Shares redeemed	(10,084)	(243,569)	(34,121)	(943,491)

Net decrease	(9,565)	$(230,422)	(33,351)	$(928,050)

Class C
Shares sold	153,356	$4,107,872	189,353	$4,800,566
Shares issued upon reinvestment of distributions	3,932	115,395	—	—
Shares redeemed	(71,986)	(1,875,322)	(230,562)	(5,317,610)

Net increase/(decrease)	85,302	$2,347,945	(41,209)	$(517,044)

Class I
Shares sold	262,396	$7,129,418	67,654	$1,795,221
Shares issued upon reinvestment of distributions	5,098	153,312	—	—
Shares redeemed	(47,932)	(1,269,437)	(11,805)	(297,930)

Net increase	219,562	$6,013,293	55,849	$1,497,291

*	From the commencement of offering Class I Shares on January 11, 2008.

GAMCO Gold Fund, Inc.
Notes to Financial Statements (Continued)
9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Gold Fund, Inc.
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
GAMCO Gold Fund, Inc.
We have audited the accompanying statement of assets and liabilities of GAMCO Gold Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAMCO Gold Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania February 25, 2010

GAMCO Gold Fund, Inc.
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[4]
INTERESTED DIRECTORS[3]:

Mario J. Gabelli	Since 1994	26	Chairman and Chief Executive Officer of	Director of Morgan Group
Director Age: 67			GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti	Since 1994	7	Chief Executive Officer of Cerutti	Director of The LGL Group, Inc.
Director			Consultants, Inc.	(diversified manufacturing)
Age: 70

Anthony J. Colavita	Since 1994	34	President of the law firm of	—
Director			Anthony J. Colavita, P.C.
Age: 74

Werner J. Roeder, MD	Since 1994	22	Medical Director of Lawrence Hospital	—
Director			and practicing private physician
Age: 69

Anthonie C. van Ekris	Since 1994	20	Chairman of BALMAC International, Inc.	—
Director			(commodities and futures trading)
Age: 75

Salvatore J. Zizza	Since 2004	28	Chairman of Zizza & Co., Ltd.	Director of Hollis-
Director Age: 64			(consulting)	Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

Daniel E. Zucchi	Since 1994	1	President of Daniel E. Zucchi Associates	—
Director Age: 69			(consulting); Formerly Senior Vice President and Director of Consumer Marketing of Hearst Magazine (through 1995)

GAMCO Gold Fund, Inc.
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President and Secretary Age: 58	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended December 31, 2009, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.503, $0.490, $0.301, $0.353, and $0.568 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the year ended December 31, 2009, 2.63% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GAMCO Gold Fund, Inc.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA	Anthonie C. van Ekris
Chairman and Chief	Chairman
Executive Officer	BALMAC International, Inc.
GAMCO Investors, Inc.

E. Val Cerutti	Salvatore J. Zizza
Chief Executive Officer	Chairman
Cerutti Consultants, Inc.	Zizza & Co., Ltd.

Anthony J. Colavita	Daniel E. Zucchi
President	President
Anthony J. Colavita, P.C.	Daniel E. Zucchi Associates

Werner J. Roeder, MD
Medical Director
Lawrence Hospital
Officers and Portfolio Manager

Caesar Bryan	Bruce N. Alpert
Portfolio Manager	President and Secretary

Peter D. Goldstein	Agnes Mullady
Chief Compliance Officer	Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
This report is submitted for the general information of the shareholders of GAMCO Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB008Q409SR
GAMCO
GAMCO Gold Fund, Inc.
ANNUAL REPORT
DECEMBER 31, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,300 for 2008 and $35,400 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2008 and $4,300 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A

(c) 100%

(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2008 and $4,300 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	GAMCO Gold Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/5/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/5/10

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/5/10

*	Print the name and title of each signing officer under his or her signature.